UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Southern Connecticut Bancorp, Inc.
______________________________
(Exact Name of Registrant as Specified in its Charter)

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SOUTHERN CONNECTICUT BANCORP, INC.
215 Church Street
New Haven, Connecticut 06510
____________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
AND PROXY STATEMENT

To Be Held on June 12, 2007
10:00 A.M.

______________________

Notice is hereby given that the Annual Meeting of Shareholders (“2007 Annual Meeting”) of Southern Connecticut Bancorp, Inc. (“Bancorp” or “Company”) will be held at The Quinnipiack Club, 221 Church Street, New Haven, Connecticut at 10:00 A.M. on Tuesday, June 12, 2007 for the following purposes:

(1)	To elect three directors, all for a three-year term.

(2)	To transact such other business as properly may be brought before the 2007 Annual Meeting.

The close of business on May 2, 2007 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the 2007 Annual Meeting and at any adjournments thereof.

Whether or not you expect to be present at the meeting, please mark, date, sign and return the enclosed form of proxy in the stamped and addressed envelope provided. No postage is required. If you desire to revoke your proxy, you may do so and vote your shares in person at the meeting.

By Order of the Board of Directors

/s/ Joseph V. Ciaburri
Joseph V. Ciaburri
Chairman and Chief Executive Officer

New Haven, Connecticut
April 25, 2007

SOUTHERN CONNECTICUT BANCORP, INC.

215 Church Street
New Haven, Connecticut 06510
_____________

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON June 12, 2007
10:00 A.M.
_____________________

INTRODUCTION

This Proxy Statement (“Proxy Statement”) is being furnished by Southern Connecticut Bancorp, Inc. (“Bancorp” or “Company”) in connection with the solicitation by Bancorp’s Board of Directors (“Board”) of proxies from holders of Bancorp’s common stock, $0.01 par value per share (“Common Stock”), to be voted at the Annual Meeting of Shareholders to be held on Tuesday, June 12, 2007 (“2007 Annual Meeting”) and at any adjournments thereof. The 2007 Annual Meeting will take place at 10:00 a.m. at The Quinnipiack Club, 221 Church Street, New Haven, Connecticut. The approximate date on which this Proxy Statement and the enclosed proxy are first being sent or given to shareholders is May 14, 2007. In addition to solicitation by mail, directors, officers and certain management employees of Bancorp or its subsidiary, The Bank of Southern Connecticut (“Bank”), may solicit by telephone or in person the return of signed proxies from shareholders without additional remuneration therefor. All expenses associated with the solicitation of proxies will be borne by Bancorp.

Any proxy given by a shareholder may be revoked at any time before its exercise, and any shareholder who executes and returns a proxy and who attends the 2007 Annual Meeting may withdraw the proxy at any time before it is voted and vote his or her shares in person. A proxy may be revoked by giving notice to the Corporate Secretary of Bancorp in writing (at Bancorp’s address indicated above) or in open meeting prior to the taking of a vote.

Unless so revoked, your proxy will be voted in accordance with your instructions. If you do not specify a choice, your proxy will be voted in favor of the matters set forth in the accompanying Notice of Meeting.

The record date for determining shareholders entitled to notice of and to vote at the 2007 Annual Meeting and any adjournments thereof has been set as May 2, 2007 (“Record Date”). As of the Record Date, there were 2,943,735 shares of Common Stock outstanding and entitled to vote at the 2007 Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to the 2007 Annual Meeting. There is no cumulative voting.

The holders of a majority of the shares of Common Stock outstanding and entitled to vote shall constitute a quorum for the transaction of business at the 2007 Annual Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum exists at the 2007 Annual Meeting. Directors are elected by a plurality of votes cast, which means that the three nominees for director with the most votes will be elected whether or not such nominees receive a majority of the votes cast.

Abstentions are not counted as votes “cast” for the purpose of the election of Directors and thus have no effect on any of such agenda items. Shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter and that they have not received voting instructions from the beneficial holder of such shares, are referred to as “Broker Non-Votes.” Because brokers have discretion under the rules of the American Stock Exchange to vote on the election of directors without the receipt of instructions from the beneficial owners, there will be no Broker Non-Votes for this item.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the security ownership of the Bancorp’s Common Stock as of March 31, 2007 of the nominees for election to the Board described in this Proxy Statement and of Bancorp’s and the Bank’s directors and named executive officers. Except as otherwise indicated, all shares are owned directly, and the named person possesses sole voting and sole investment power with respect to all such shares. No shares are pledged as collateral. Shares not outstanding but deemed beneficially owned because a person or member of a group has a right to acquire them within 60 days after March 31, 2007 are treated as outstanding only when determining the amount and percent owned by such person or group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)

Bancorp Director Nominees (All Bancorp director nominees are also directors of the Bank)
Class III
Joseph V. Ciaburri, Chairman, and Chief Executive Officer of Bancorp and the Bank 215 Church Street New Haven, CT 06510	161,011 (2)	5.27%
Elmer F. Laydon, Vice Chairman of Bancorp and the Bank President Elmer F. Laydon Construction Corp. 69 Wheeler Street New Haven, CT 06512	174,705 (3)	5.81%
Alfred J. Ranieri, Jr., MD 1455 Chapel Street New Haven, CT 06511	60,724 (4)	2.05%

Bancorp Incumbent Directors (All Bancorp directors, except for Mr. Wherry, are also directors of the Bank)
Class I
Carl R. Borrelli Treasurer All-Brite Electric, Inc. 4 Industry Drive Ext. P.O. Box 26004 West Haven, CT 06516	70,824 (5)	2.39%
Juan Miguel Salas-Romer President Sunrise Financial Group, LLC 205 Church Street New Haven , CT 06510	94,434 (6)	3.20%
Alphonse F. Spadaro, Jr. Managing Principal Levitsky & Berney, PC 100 Bradley Road Woodbridge, CT 06525	36,978 (7)	1.25%

Class II
Michael M. Ciaburri, President, Chief Operating Officer of Bancorp and the Bank 215 Church Street New Haven, CT 06510	80,250 (8)	2.67%
Joshua H. Sandman, Ph.D. Vice President Deitsch Plastic Co., Inc. 14 Farwell Street West Haven, CT 06516	34,215 (9)	1.15%
James D. Wherry Executive Assistant to Tribal Vice Chairman Mashantucket Pequot Tribal Nation P.O. Box 3060 Mashantucket, CT 06338	175	*

Class III

Louis A. Lubrano (Not standing for reelection) Portfolio Manager Brean Murray, Carret &Co., LLC. 570 Lexington Avenue New York, NY 10022	8,787 (10)	*
Non-Director Executive Officers of Bancorp and the Bank
John Howard Howland Executive Vice President & Chief Administrative Officer of Bancorp and the Bank 215 Church Street New Haven, CT 06510	26,900 (11)	*
Carlota I. Grate, CPA Senior Vice President & Chief Financial Officer of Bancorp and the Bank 215 Church Street New Haven, CT 06510	10,000 (12)	*
All Bancorp directors, director nominees and the executive officers, as a group (12 persons)	698,279 (13)	21.22%

____________________________

* Less than 1%.

(1)  Percentages are based on total of 2,942,219 shares of Common Stock outstanding on March 31, 2007. For holders of options and warrants exercisable within 60 days after March 31, 2007, the number of shares so exercisable by each holder has been added to the denominator for purposes of calculating such shareholder’s percentage ownership.

(2)  Includes 115,500 shares of stock that may be acquired within 60 days by the exercise of options.

(3)  Includes 15,039 shares of stock that may be acquired within 60 days by the exercise of warrants and 47,345 shares that may be acquired within 60 days by the exercise of options.

(4)  Includes 6,497 shares of stock that may be acquired within 60 days by the exercise of warrants and 18,538 shares that may be acquired within 60 days by the exercise of options.

(5)  Includes 5,967 shares of stock held by Mr. Borrelli’s spouse, 115 shares held by Mr. Borrelli’s daughter, 5,441 shares held by one of Mr. Borrelli’s sons, 1,732 shares held by another of Mr. Borrelli’s sons, and 5,778 shares held by certain of Mr. Borrelli’s grandchildren. Includes 2,900 shares that may be acquired within 60 days by the exercise of warrants and 21,276 shares that may be acquired within 60 days by the exercise of options.

(6)  Includes 87,682 shares of stock held of record by a closely-held limited liability company of which a family trust holds an 86% controlling interest. Mr. Salas-Romer is the trustee of the family trust and one of three directors of the limited liability company, and accordingly, Mr. Salas-Romer shares voting power and investment power with respect to such shares. Includes 6,143 shares that may be acquired within 60 days by the exercise of options.

(7)  Includes 4,573 shares of stock that may be acquired within 60 days by the exercise of warrants and 14,203 shares that may be acquired within 60 days by the exercise of options.

(8)  Includes 68,250 shares of stock that may be acquired within 60 days by the exercise of options.

(9)  Includes an aggregate of 8,142 shares of stock held by Mr. Sandman’s children, as well as 4,273 shares of stock held by the Sandman Family Trust, LLC, of which Mr. Sandman and his spouse are principals. Includes 6,497 shares that may be acquired within 60 days by the exercise of warrants and 14,938 shares that may be acquired within 60 days by the exercise of options.

(10) Includes 1,280 shares of stock that may be acquired within 60 days by the exercise of options.

(11)  Includes 20,000 shares of stock that may be acquired within 60 days by the exercise of options.

(12)  Includes 10,000 shares of stock that may be acquired within 60 days by the exercise of options.

(13)  Includes 29,009 shares of stock that may be acquired within 60 days by the exercise of warrants and 318,935 shares that may be acquired within 60 days by the exercise of options.

The following table sets forth certain information concerning those persons known to Bancorp who own more than five percent of Bancorp’s Common Stock:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
Wellington Management Company, LLP 75 State Street Boston, MA 02109	253,890 (2)	8.63%
____________________________

(1)  Percent of class beneficially owned is based on an aggregate of 2,942,219 shares of Bancorp’s Common Stock outstanding as of March 31, 2007.

(2)  Information with respect to Wellington Management Company, LLP is derived from the Schedule 13G dated December 31, 2006 filed by Wellington Management Company, LLP (“Wellington”) with the SEC on February 14, 2007. Wellington is an investment advisor which may be deemed to beneficially own the 253,890 shares of Bancorp’s Common Stock held of record by clients of Wellington, which clients are entitled to receive or have the power to direct the receipt of dividends from or the proceeds from the sale of such shares. Wellington has shared voting power over 142,275 shares and has shared investment power over 253,890 shares.

DISCUSSION OF PROPOSALS

PROPOSAL 1.
ELECTION OF DIRECTORS

Nominees

Three Class III directors are to be elected at the 2007 Annual Meeting for a term of three years. The Board is divided into three classes designated as Class I, Class II and Class III, with each class containing approximately the same percentage of the total, as near as may be. The term of office of one class of directors expires at each annual meeting of Bancorp’s shareholders. Directors serve for a term of three years and until his or her successor is elected and qualified, or until his or her earlier resignation, removal from office, death or disability. The term of office of Class III directors who are elected at this Annual Meeting will expire at the annual meeting of shareholders in 2010; that of Class I directors will expire at the 2008 Annual Meeting; and that of Class II directors will expire at the annual meeting of shareholders in 2009. A plurality of votes is required for the election of directors. Each of the nominees has consented to being named in this Proxy Statement and to serve as a director if elected. Director nominees Joseph V. Ciaburri, and Elmer F. Laydon, currently are Class III directors of Bancorp and directors of the Bank. Director nominee Alfred J. Ranieri, Jr., M.D is currently a director of the Bank only. Each of Bancorp’s other directors, except for Mr. Wherry, also serves as a director of the Bank.

In the event that any nominee for director should become unavailable for election for any reason, the persons named in the proxy will consult with Bancorp’s management and use their discretion in deciding whether and how to vote the shares represented by such proxies.

Name	Age	Position And Offices With Bancorp or the Bank and Principal Occupation and Employment During the Past Five Years	Director of Bancorp Since
NOMINEES FOR ELECTION (TO BE CLASS III DIRECTORS)
Class III
Joseph V. Ciaburri	78
Chairman and Chief Executive Officer of Bancorp and a director of Bancorp and the Bank; involved in organization of the Bank since 1999; Director of Development of Southern Connecticut State University from July 1993 to August 1999. Mr. Ciaburri has been employed in commercial banking in the New Haven area for over 50 years, including as President and Chief Executive Officer of two area banks for a total of 18 years.

			2000. To serve until 2010.
Elmer F. Laydon	71	Director and Vice Chairman of Bancorp and the Bank; President, Elmer F. Laydon Construction Corp. (building contractor); former Chairman of the Board of Directors of Shoreline Bank and Trust Company.	2000. To serve until 2010.
Alfred J. Ranieri, Jr., M.D.	64	Director of the Bank since inception. Private practice physician, New Haven, CT.	Initial term. To serve until 2010.

DIRECTORS CONTINUING IN OFFICE
Class I
Carl R. Borrelli	70	Director of Bancorp and the Bank; Treasurer, All-Brite Electric, Inc.	2000. To serve until 2008.

Juan Miguel Salas-Romer	35	Director of Bancorp and the Bank; President, Sunrise Financial Group, LLC.	2004. To serve until 2008.

Alphonse F. Spadaro, Jr.	65	Director of Bancorp and the Bank; managing principal of Levitsky & Berney, P.C. (public accounting firm).	2001. To serve until 2008.
Class II
Michael M. Ciaburri	46
President, Chief Operating Officer and a director of Bancorp and the Bank since February 2003; founder and President of Ciaburri and Company, an investment banking boutique, from 1992 to February 2003. Mr. Ciaburri also consulted to Bancorp from May 2001 through 2003. Mr. Ciaburri was trained in banking in New York City and London. He is a graduate of the Stonier Graduate School of Banking at Georgetown University and the School of Bank Administration at the University of Wisconsin, each three-year banking programs.

			2003. To serve until 2009.
Joshua H. Sandman, Ph.D.	64	Director of Bancorp and the Bank; Vice President, Deitsch Plastics (plastic fabricating) and Professor, University of New Haven; former Director of The Bank of New Haven.	2000. To serve until 2009.
James D. Wherry	59
Director of Bancorp; previously an Associate Director of the Bank. Mr. Wherry has been the Executive Assistant to Tribal Vice Chairman Kenneth M. Reels of the Mashantucket Pequot Tribal Nation since April 1999. Mr. Wherry is a 1979 graduate of The University of New Brunswick with a M.A. in Anthropology.

			2006. To serve until 2009.

NON-DIRECTOR EXECUTIVE OFFICERS
John Howard Howland	42
Executive Vice President and Chief Administrative Officer of Bancorp and the Bank since September 2005. Mr. Howland spent 5 years as a Director of Investment Banking with A.G. Edwards & Sons, Inc. Mr. Howland is a graduate of Bowdoin College in Maine and holds a law degree from the University of Maine.

Carlota I. Grate, CPA	53
Chief Financial Officer of Bancorp and the Bank since November 2005; Previously, Ms. Grate served as Director of Financial Reporting, MassMutual Financial Group, Springfield, Massachusetts; Director of National Accounts, Aetna, Inc., Hartford, Connecticut; Chief Financial Officer, Greater Hartford YMCA, Hartford, Connecticut; Manager Financial Reporting, Aetna, Inc., Hartford, Connecticut. She is a 1975 graduate of the Bernard M. Baruch College of the City University of New York. Ms. Grate has been employed in banking for 15 years.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES NOTED ABOVE.

CORPORATE GOVERNANCE

Director Independence

All of our directors except Messrs. J. Ciaburri, the Chairman and Chief Executive Officer, and M. Ciaburri, the President and Chief Operating Officer, are “independent directors” as defined in Section 121A of the American Stock Exchange Listed Company Guide.

Family Relationships

Michael M. Ciaburri, the President and Chief Operating Officer and a director of Bancorp and the Bank, is the son of Joseph V. Ciaburri, the Chairman and Chief Executive Officer, a director of Bancorp and the Bank. Michael M. Ciaburri was unanimously elected to those positions by the directors of Bancorp and the Bank on February 11, 2003. Joseph V. Ciaburri served as the interim President of the Bank from January 14, 2003 until February 11, 2003.

Meetings and Committees of the Board

Bancorp has established standing nominating, audit, and compensation committees of the Board of Directors.

Nominating Committee. The functions of the Nominating Committee include recommending qualified candidates for director positions and evaluating the performance of directors. All of the members of the Nominating Committee are independent as that term is defined in Section 121A of the American Stock Exchange Listed Company Guide. The Nominating Committee adopted a charter in July 2005, a copy of which is available on Bancorp’s website at www.scbancorp.com. The Committee will consider any director candidates recommended by shareholders in accordance with the procedures described on page 22 under the heading “Shareholder Nominations and Proposals for 2008 Annual Meeting.” The Nominating Committee seeks candidates who have demonstrated a commitment to Bancorp’s success and growth and who offer Bancorp skills and experience that are presently not represented on the Board or which augment those skills and talents that the Committee believes should be further developed. The current nominees were recommended by the Committee. Bancorp does not utilize any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The members of the Nominating Committee in 2006 were Elmer F. Laydon, Carl R. Borrelli, Juan Miguel Salas-Romer, and Alphonse F. Spadaro, Jr. The Nominating Committee met six times during 2006.

Audit Committee. Bancorp’s Audit Committee oversees all internal and external audit and compliance functions. Both the internal auditor and the external auditor report directly to the Audit Committee. In performing its functions, the Audit Committee acts as a joint Audit Committee of Bancorp and the Bank. All of the members of the Audit Committee are independent as that term is defined in Section 121A of the American Stock Exchange Listed Company Guide. The Board of Directors has determined that Alphonse F. Spadaro, Jr. is an audit committee financial expert under the rules of the Securities and Exchange Commission. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which was included as Appendix A to the Proxy Statement for Bancorp’s 2004 Annual Meeting of Shareholders and is available on Bancorp’s website at www.scbancorp.com. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this Proxy Statement on page 21. The current members of Bancorp’s Audit Committee are Alphonse F. Spadaro, Jr. (Chair), Carl R. Borrelli, and Elmer F. Laydon. The Audit Committee met seven times during 2006.

Compensation Committee. Bancorp’s Compensation Committee is responsible for determining the compensation, including salaries, bonuses and other benefits, of Bancorp’s and the Bank’s senior management. The Compensation Committee also is responsible for determining compensation and benefits policies for the Bank. In performing its functions, the Compensation Committee acts as a joint Compensation Committee of Bancorp and the Bank. The Compensation Committee adopted a charter in April 2007, a copy of which is available on Bancorp’s website at www.scbancorp.com. All of the members of the Compensation Committee are independent as that term is defined in Section 121A of the American Stock Exchange Listed Company Guide. The current members of the Compensation Committee of Bancorp are Carl R. Borrelli (Chair), Elmer F. Laydon, Dr. Joshua Sandman and Alphonse F. Spadaro, Jr. The Compensation Committee met eight times in 2006.

The Compensation Committee is appointed by the Board of Directors to discharge the Board of Directors’ responsibilities concerning compensation of Bancorp’s Directors and Officers including review and oversight of all compensation plans, policies and programs of Bancorp.

The Compensation Committee functions as the Stock Committee or Stock Sub-Committee for purposes of awards under Bancorp’s Stock Option and Award.

The Compensation Committee will consist of not less than three Directors who shall meet the independence requirements of the American Stock Exchange, Securities Exchange Commission and any and all regulators’ requirements on independence.

In order to maintain independence on a continual basis, the members of the Compensation Committee will serve on a rotating basis with a maximum of three years served consecutively.

The members shall be appointed and replaced by the Board of Directors of Bancorp.

In addition to independence, qualification for membership shall include financial literacy and business management experience.

The Compensation Committee’s Authority and Responsibilities are as follow:

1.	Annually, the Compensation Committee shall determine the form and amount of Director compensation with review and comparison against peer companies of like size and operation.
2.	Annually, the Compensation Committee shall do an evaluation of all Directors as to their attendance, committee participation, and contribution to all board meetings and matters.
3.
The Compensation Committee shall have the sole authority to retain and terminate any compensation consultant or benefits consultant to be used to assist in the evaluation of Director, CEO or executive compensation and shall have sole authority to approve consultant fees and other retention terms. The Compensation Committee shall have sole authority to set the parameters of the engagement and to receive the reports of consultants retained by them. In 2006, the Compensation Committee engaged Clarke Consulting to review Bancorp’s employee and director compensation programs.

4.	The Compensation Committee has the authority to obtain advice and assistance from internal or external legal, accounting and other advisors as it may require.
5.
Annually, the Compensation Committee shall review and approve the corporate goals and objectives relevant to CEO compensation, and evaluate the CEO’s performance in light of those goals and objectives. The Compensation Committee will determine the CEO’s long term incentive compensation; the Compensation Committee will consider Bancorp’s performance, relative shareholder return, peer comparisons and the awards granted to the CEO in past years.

6.
Annually, the Compensation Committee, based on Management’s recommendations, shall review the compensation of the executive officers and other key executives, including compensation plans, incentive plans and equity based plans and make recommendations to the Board of Directors for:

(a)	annual base salary level
(b)	annual incentive opportunity level
(c)	long term incentive opportunity level
(d)	employment agreements, severance arrangements and change-in-control agreements/provisions, and if appropriate
(e)	any special or supplemental benefits.
7.	The Compensation Committee is the designated administrator of all employee benefit plans and has the authority to make all decisions concerning the administration of the benefit plans.
8.	The Compensation Committee shall review its charter annually to make recommendations to the Board of Directors for change.
9.	The Compensation Committee shall report to the Board of Director’s at least semi annually.
10.	The Compensation Committee shall conduct a self evaluation to determine whether it is functioning effectively at least annually.
11.
The Compensation Committee shall consider methods of creating incentives for management to achieve sustained growth in earnings and shareholder value and shall make recommendations to the Board of Directors.

Bancorp’s Board of Directors met eight times in 2006. All current directors attended at least seventy-five percent (75%) of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by committees of the Board on which such directors served during 2006.

Attendance at the Annual Meeting. The Board of Directors encourages directors to attend the annual meeting of shareholders. All of Bancorp’s directors attended the 2006 Annual Meeting of Shareholders.

Meetings of Non-Management Independent Directors. Members of the Board of Directors, who are independent, as that term is defined in Section 121A of the American Stock Exchange Listed Company Guide, periodically conduct meetings in executive session, without members of management or non-independent members of the Board being present, immediately following the regularly-scheduled meetings of the full Board of Directors. Mr. Laydon, as Vice-Chairman, serves as the presiding director of such meetings.

Shareholder Communications

Bancorp does not have a formal process in place for shareholder communication to the Board. Informally, however, it is understood that any communication from a shareholder to the Board received by management or an individual director shall be forwarded to the Board. The Board believes this approach is reasonable in light of the number of shareholders of Bancorp at this time.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Bancorp’s officers and directors, and persons who own more than ten percent (10%) of Bancorp’s Common Stock, to file reports of ownership and changes in ownership of Bancorp’s Common Stock with the Securities and Exchange Commission (“SEC”). Officers, directors and greater than ten percent (10%) beneficial owners are required by applicable regulations to furnish Bancorp with copies of all forms they file pursuant to Section 16(a). Based upon a review of the copies of forms furnished to Bancorp, Bancorp believes all forms required by Section 16(a) of the Exchange Act were filed on a timely basis during the year ended December 31, 2006.

CODE OF ETHICS

Bancorp has adopted a Code of Ethics and Business Conduct that is designed to promote the highest standards of ethical conduct by Bancorp’s and the Bank’s directors, executive officers and employees. The Code of Ethics and Business Conduct applies to Bancorp’s Chief Executive Officer and Chief Financial Officer and is considered to be Bancorp’s Code of Ethics in accordance with Regulations of the Securities and Exchange Commission. The Code of Ethics and Business Conduct requires that Bancorp’s and the Bank’s directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in Bancorp’s and the Bank’s best interest. Under the terms of the Code of Ethics and Business Conduct, directors, executive officers, and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code. The Code of Ethics is available on Bancorp’s website at www.scbancorp.com. Amendments to or waivers from the Code of Ethics will be discussed in Form 8-Ks filed by Bancorp and accessible on Bancorp’s website.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year Ended	Salary($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Joseph V. Ciaburri
Chairman and CEO of
Bancorp and the Bank	2006	$199,500	$750	$-	$-	$-	$-	$58,622	(1)	$258,872

Michael M. Ciaburri
President and COO
of Bancorp and the Bank	2006	$162,500	$750	$-	$-	$-	$-	$21,550	(2)	$184,800

John Howard Howland
Executive Vice President &
Chief Administrative Officer
of Bancorp and the Bank	2006	$140,000	$750	$-	$-	$-	$-	$1,433	(3)	$142,183

(1)  Represents the dollar value of the use of an automobile provided by Bancorp, including insurance and taxes paid thereon, of $23,581; the dollar value of club memberships of $15,772; and group term life insurance premiums paid by the Bank of $689; and a life insurance premium, for which policy Joseph V. Ciaburri is the beneficiary, paid by the Bank of $18,580.

(2)  Represents the dollar value of the use of an automobile provided by Bancorp, including insurance and taxes paid thereon, of $14,730; the dollar value of club memberships of $5,290; and group term life insurance premiums paid by the Bank of $1,530.

(3)  Represents the dollar value of group term life insurance premiums paid by the Bank.

The Summary Compensation Table summarizes the total compensation paid for the fiscal year ended December 31, 2006 to the Chairman and Chief Executive Officer, and each of Bancorp’s two other most highly compensated executive officers in 2006.

Employment and Change in Control Agreements

Bancorp and the Bank have entered into an employment agreement with Joseph V. Ciaburri to serve as Chairman and Chief Executive Officer of Bancorp and the Bank with an initial term of five years which commenced on the opening of the Bank, and provided that the term may be extended for additional one-year terms at the end of the initial term. In October 2003, Bancorp and the Bank amended the agreement to extend the initial five-year term by one year. On March 1, 2007, Bancorp amended the agreement as follows:

•	The Amendment shortens the term of the employment agreement so that the employment agreement will expire on June 30, 2007 instead of December 31, 2007.
•	On June 30, 2007, the Chairman will retire and resign as Chairman and Chief Executive Officer of Bancorp and the Bank.
•	The Amendment eliminates the automatic renewal provision that was previously contained in the employment agreement.
•
The Amendment eliminates the requirement that Bancorp enter into a consulting agreement with the Chairman upon the termination of his employment because Bancorp and the Bank entered into a consulting agreement with Mr. Ciaburri described below, which begins July 1, 2007.

•	The Amendment provides that the Chairman will continue to receive his current base salary through June 30, 2007.
•	The Amendment provides that the Chairman has the right to exchange the 115,000 stock options that he currently holds for a number of shares of stock to be mutually agreed upon at a later date.

In addition, the amended agreement provides that Mr. Ciaburri shall receive $104,750 for the term of employment. In addition, pursuant to the Agreement, Mr. Ciaburri shall exchanged the 115,500 stock options presently held by him for shares of stock, to be based on a formula mutually agreed upon among the Bank, Bancorp and Mr. Ciaburri no later that July 1, 2007.

In the event of the early termination of the Chairman for any reason other than cause, Bancorp would be obligated to compensate the Chairman, in accordance with the terms of the agreement, through the full term of the agreement. Further, in the event the Chairman’s position shall end or his responsibilities be significantly reduced as a result of a business combination (as defined), the Chairman will be entitled to a lump sum payment equal to three times his then current annual compensation.

On March 1, 2007, Bancorp also entered into a consulting agreement (the “Consulting Agreement”) with Joseph V. Ciaburri, the Chairman. The term of the Consulting Agreement begins on July 1, 2007 and ends on December 31, 2010. The Consulting Agreement provides that the Chairman will serve as Chairman Emeritus and a good will ambassador of Bancorp commencing July 1, 2007. He will also remain a director of Bancorp upon election at the Annual Meeting. The duties of the Chairman Emeritus under the agreement will be subject to the direction of the Bancorp’s board of directors. During the term of the Consulting Agreement, the Chairman Emeritus will be paid a fixed annual rate of $102,000 and will receive title to a certain vehicle currently leased by the Bank. He will also receive office space and secretarial and administrative support.

Also, on February 28, 2007, Bancorp entered into a new employment agreement (the “President Agreement”) with Michael M. Ciaburri, the President of the Bank effective as of February 28, 2007, which replaces the President’s previous employment agreement that became effective as of January 1, 2005. Under the President Agreement the President will continue to serve as the President and Chief Operating Officer of Bancorp and the Bank until June 30, 2007. On and after July 1, 2007, the President will serve as President and Chief Executive Officer of Bancorp and the Bank. The term of the Agreement ends on December 31, 2009 with an automatic extension through December 31, 2010, unless Bancorp earlier terminates the President’s employment under the terms of the Agreement. The President will receive an initial base salary of $171,500 that increases to $181,000 in June, 2007, $193,000 in 2008, $210,000 in 2009, and $220,000 in 2010, if the agreement is extended. The President will be eligible for salary increases and other merit bonuses at the discretion of Bancorp’s board of directors. The President will receive 7,500 shares of restricted stock that will vest in installments of 40%, 30% and 30% on December 31, 2007, 2008 and 2009, respectively. The shares will become fully vested on December 31, 2009. The President will be provided with health and life insurance, will be reimbursed for expenses, and will be eligible to participate in the profit sharing or 401(k) plan of Bancorp (or its subsidiary). Bancorp will also pay the President’s automobile lease payments and certain club membership fees. Also, under a prior agreement, Bancorp issued to the President options to purchase 20,000 shares of Bancorp’s stock under the terms of the Company’s 2002 Stock Option Plan.

In the event of the early termination of the President for any reason other than cause, Bancorp would be obligated to compensate the President, in accordance with the terms of the President Agreement, through the full term of the President Agreement. Further, in the event the President’s position shall end or his responsibilities be significantly reduced as a result of a business combination (as defined), the President will be entitled to a lump sum payment equal to three times his then current annual compensation, plus his bonus for the prior calendar year, and all of the President’s previously granted stock options and restricted stock will immediately become fully vested.

Mr. Howland is an employee of Bancorp and the Bank, and serves as Executive Vice President and Chief Administrative Officer. Pursuant to his employment agreement dated October 26, 2005, his term of employment ends on December 31, 2007, unless Bancorp earlier terminates Mr. Howland’s employment under the terms of the Agreement. Mr. Howland will receive an annual base salary of $140,000 during the term, and will be eligible for merit bonuses at the discretion of Bancorp’s and the Bank’s Board of Directors, which bonuses may, in the discretion of such boards, be based on the achievement of one or more annual individual or corporate goals established by the boards and communicated to Mr. Howland. In addition, during the term Mr. Howland will be reimbursed for expenses and will be provided with group life insurance, health insurance, and participation in the Bank’s profit sharing or 401 (k) plan.

Pursuant to the agreement, Mr. Howland has been granted incentive stock options under the Southern Connecticut Bancorp, Inc. 2002 Stock Option Plan exercisable for 20,000 shares of common stock pursuant to the terms of such plan. On February 28, 2007, Mr. Howland was appointed as Bancorp’s Chief Operating Officer. This appointment will become effective on July 1, 2007. Mr. Howland will continue to serve in his current position until the appointment becomes effective.

In the event Mr. Howland’s employment is terminated or his responsibilities are significantly reduced as a result of a business combination, Mr. Howland will, subject to certain conditions, be entitled to receive a lump sum payment equal to three times his base annual compensation in effect at the time of termination. Additionally, in the case of Mr. Howland’s termination as a result of a business combination and in the event Mr. Howland is otherwise terminated by the Bank or Bancorp except for cause or disability or upon death, Mr. Howland will be entitled to receive his base salary under the agreement plus the amount of bonus and other compensation to which Mr. Howland would be entitled for the balance of the Term.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

The following table sets forth information concerning outstanding stock options as of December 31, 2006 held by the Named Executive Officers.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Exercise Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)
Joseph V. Ciaburri	57,750	0	0	$10.39	7/26/2011	0	$-	0	$-
	57,750	0	0	$6.93	6/10/2013	0	$-	0	$-

Michael M. Ciaburri	23,100	0	0	$6.93	2/8/2013	0	$-	0	$-
	34,650	0	0	$7.58	12/9/2013	0	$-	0	$-
	10,500	0	0	$7.77	12/31/2014	0	$-	0	$-

John Howard Howland	20,000	0	0	$7.81	9/7/2015	0	$-	0	$-

The 2005 Stock Option Plan

Bancorp adopted the Southern Connecticut Bancorp, Inc. 2005 Stock Option Plan (the “2005 Stock Plan”). The purpose of the 2005 Stock Plan is to provide equity-based incentives to employees, officers and directors of Bancorp in order to attract them to, give them a proprietary interest in, and encourage them to remain in the employ or service of Bancorp. An aggregate of 150,000 shares of Bancorp’s Common Stock is reserved for issuance upon the exercise of both incentive stock options and nonqualified stock options granted by Bancorp under the 2005 Stock Plan. All eligible employees and directors of Bancorp or any subsidiary of Bancorp, including the Bank, are eligible to receive options under the 2005 Stock Plan. The exercise price for each share for an incentive stock option may not be less than the fair market value of a share of Bancorp’s Common Stock on the date of grant. Although the Plan does not prescribe a minimum option price for non-qualified stock options, it is the current intention of the Compensation Committee to grant non-qualified stock options at or above fair market value of a share of Bancorp’s Common Stock on the date of grant. Options under the 2005 Stock Plan have a term of 10 years unless otherwise determined at the time of grant.

Pursuant to the employment agreement entered into on February 28, 2007 with the President Michael M. Ciaburri, the President will receive 7,500 shares of restricted stock that will vest in installments of 40%, 30%, and 30% on December 31, 2007, 2008 and 2009, respectively, pursuant to this plan.

The Compensation Committee has broad authority under the 2005 Stock Plan with respect to awards granted under the 2005 Stock Plan, including, without limitation, the authority to:

•	authorize the granting of shares of common stock or options under the 2005 Stock Plan;

•	determine and designate the employees and directors of Bancorp to receive awards under the 2005 Stock Plan;

•	determine the type, number, price, vesting requirements and other features and conditions of individual stock awards and options under the 2005 Stock Plan; and

•	interpret the 2005 Stock Plan and the various written agreements made in connection with grants of shares of common stock or options thereunder.

The 2002 Stock Option Plan

Bancorp adopted the Southern Connecticut Bancorp, Inc. 2002 Stock Option Plan (the “2002 Plan”). The purpose of the 2002 Plan is to attract and retain the continued services of employees and directors of Bancorp and the Bank, encourage employees and directors to obtain or increase their stock ownership in Bancorp, and provide incentive compensation programs competitive with those of other similarly situated companies. An aggregate of 383,250 shares of Bancorp’s Common Stock were reserved for issuance upon the exercise of both incentive stock options and nonqualified stock options granted by Bancorp under the 2002 Plan, which number has been adjusted to reflect a 10% stock dividend declared in January 2004 and a 5% dividend declared in April 2005. All eligible employees and directors of Bancorp or any subsidiary of Bancorp, including the Bank, are eligible to receive options under the 2002 Plan. The exercise price for each share covered by an option may not be less than the fair market value of a share of Bancorp’s Common Stock on the date of grant. Options under the 2002 Plan have a term of 10 years unless otherwise determined at the time of grant. On December 22, 2005, the Compensation Committee of the Board of Directors approved the acceleration of all unvested options outstanding as of December 31, 2005, granted under the 2002 Plan. Pursuant to this acceleration of all unvested options, options to purchase 197,571 shares of Bancorp’s Common Stock became immediately exercisable as of December 31, 2005.

The 2001 Stock Option Plan

Bancorp adopted the Southern Connecticut Bancorp, Inc. 2001 Stock Option Plan (the “Option Plan”) in 2001 and it was approved by the sole shareholder of Bancorp in 2001. Under the Option Plan, an aggregate of 90,000 shares of Bancorp’s Common Stock was reserved for issuance upon the exercise of options granted under the Option Plan. The Compensation Committee of the Board administers the Option Plan. The Board voted to terminate the Option Plan, except for outstanding options previously granted under that Option Plan, effective as of May 15, 2002.

Warrant Plans

Bancorp’s Warrant Plans are described under the heading “Equity Compensation Plan Information” below.

DIRECTOR COMPENSATION

DIRECTOR COMPENSATION TABLE

Name (3)	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Carl R. Borrelli	$4,901	$4,899	$-	$-	$-	$-	$9,800
James S. Brownstein	1,201	1,199	-	-	-	-	2,400
Elmer F. Laydon	8,298	8,302	-	-	-	-	16,600
Louis A. Lubrano	1,205	1,195	-	-	-	-	2,400
Juan Miguel Salas-Romer	4,356	4,344	-	-	-	-	8,700
Joshua H. Sandman	2,596	2,604	-	-	-	-	5,200
Alphonse F. Spadaro, Jr.	3,497	3,503	-	-	-	-	7,000
James D. Wherry	500	500	-	-	-	-	1,000

(1) Reflects fees earned by directors.
(2) Reflects the dollar amount recognized for financial statement reporting purposes for the year ended December 31, 2006 in accordance with Statement of Financial Accounting Standards (SFAS) No. 123 (R).

(3) Directors who are also Executive Officers of Bancorp are omitted as such individuals do not receive compensation for serving as Directors.

Commencing January 1, 2006, Bancorp’s non-employee directors were compensated in 50% cash and 50% stock as compensation for their service as directors. Directors who are employees of Bancorp or the Bank were not paid any fees or additional compensation for service as members of the Board of Directors or any committee of the Board. Directors of Bancorp and the Bank who are not employees of Bancorp or the Bank receive compensation in cash and stock as follows: the Vice Chairman on the Bancorp Board received $400 per month; each director received $200 for each board meeting attended, $200 for each board committee meeting chaired, and $100 for each board committee meeting attended. Directors who sit on the Bancorp and Bank boards are compensated for only one meeting where a meeting of both boards or more than one committee is held jointly. The price of the stock used to calculate the number of shares of stock is the average of the closing price on the first business day of the quarter and the closing price on the fifteenth day of the third month of the quarter or next business day thereafter.

As of December 31, 2006, non-employee directors have the following stock warrants and option awards outstanding:

Name	Stock Warrant Awards (#)	Option Awards (#)
Carl R. Borrelli	2,900	21,276
Elmer F. Laydon	15,039	47,345
Louis A. Lubrano	-	1,280
Juan Miguel Salas-Romer	-	6,143
Joshua H. Sandman	6,497	14,938
Alphonse F. Spadaro, Jr.	4,573	14,203
James D. Wherry	-	-

The Bancorp maintains directors’ and officers’ liability insurance and Bancorp’s by-laws provide for mandatory indemnification of directors and officers to the fullest extent permitted by Connecticut law. In addition, Bancorp’s certificate of incorporation limits the liability of directors to Bancorp or its shareholders for breaches of directors’ fiduciary duties to the fullest extent permitted by Connecticut law.

Equity Compensation Plan Information

The following schedule provides information with respect to the compensation plans (including individual compensation arrangements) under which equity securities of Bancorp are authorized for issuance as of December 31, 2006:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	458,566	$7.91	120,576
Equity compensation plans not approved by security holders (1)	77,184	$10.39	0
Total	535,750	$8.27	120,576
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(1)     Bancorp adopted a 2001 Warrant Plan and 2001 Supplemental Warrant Plan (collectively, the “Warrant Plans”) on April 11, 2001 and October 16, 2001. Under the Warrant Plans, each director of Bancorp, other than Mr. Joseph V. Ciaburri, and each director of the Bank who was not a director of Bancorp, as of the initial public offering of Bancorp in July 2001, received a warrant to purchase one share of Bancorp Common Stock for each four shares purchased in the offering by such director or members of such director’s immediate family. Under the 2001 Supplemental Warrant Plan, certain organizers of Bancorp who are not directors, officers or employees of Bancorp or the Bank but who made contributions to Bancorp or the Bank received a warrant to purchase one share of Bancorp Common Stock for each five shares purchased in the offering by such person or member of such person’s immediate family. The warrants have a term of ten years. The exercise price of the warrants is $10.39, the price at which Bancorp’s Common Stock was sold in the initial public offering, as adjusted for the January 2004 10% stock dividend and the April 2005 5% stock dividend. They became exercisable as to 40%, 30% and 30% of the shares covered thereby on the first, second and third anniversary of the closing of the initial public offering of Bancorp, respectively, and are accordingly all fully vested at this time.

REPORT BY THE AUDIT COMMITTEE

The Board, in its business judgment, has determined that each of the members of the Audit Committee is independent, in accordance with the applicable listing standards of the American Stock Exchange.

In performing its function, the Audit Committee has:

•
reviewed and discussed the audited financial statements of Bancorp as of and for the year ended December 31, 2006 with management and with McGladrey & Pullen, LLP, Bancorp’s independent auditors for the year ended December 31, 2006;

•	discussed with Bancorp’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as currently in effect; and

•
received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and has discussed with the independent auditors the independent auditor’s independence. The Audit Committee has considered whether the provision of non-audit services by the independent accountants to Bancorp is compatible with maintaining the accountants’ independence and has discussed with McGladrey & Pullen, LLP their independence.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that Bancorp’s audited financial statements be included in its Annual Report on Form 10-KSB for the year ended December 31, 2006 for filing with the SEC.

THE 2006 AUDIT COMMITTEE

Alphonse F. Spadaro, Jr. (Chair)
Carl R. Borrelli
Elmer F. Laydon

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In the normal course of business, the Bank may grant loans to executive officers, directors, and members of their immediate families, as defined, and to entities in which these individuals have more than ten percent (10%) equity ownership. Such loans are to be made in the ordinary course of business of the Bank on substantially the same terms, including interest rates and collateral requirements, as those then prevailing for comparable transactions with other persons and are not to involve more than the normal risk of collectibility or present other unfavorable features.

INDEPENDENT ACCOUNTANTS

The Audit Committee of the Board has selected its current independent accountants, McGladrey & Pullen, LLP, to audit the books, records and accounts of Bancorp for the year ending December 31, 2007.

The firm of McGladrey & Pullen, LLP has served as Bancorp’s independent accountants since its organization and is considered to be well-qualified. Bancorp has been advised by McGladrey & Pullen, LLP that it has neither direct financial interest nor any material indirect financial interest in Bancorp other than that arising from the firm’s employment as independent accountants.

Representatives of McGladrey & Pullen, LLP will be present at the 2007 Annual Meeting and will be provided the opportunity to make a statement and to respond to appropriate questions which may be asked by shareholders.

McGladrey & Pullen, LLP performs both audit and non-audit professional services for and on behalf of Bancorp. During 2006, the audit services included an audit of the consolidated financial statements of Bancorp and a review of certain filings with the SEC. All professional services rendered by McGladrey & Pullen, LLP during 2006 were furnished at customary rates and terms.

The following table sets forth information regarding the aggregate fees for services rendered by McGladrey & Pullen, LLP for the fiscal years ended December 31, 2006 and 2005, respectively:

	2006	2005
Audit Fees	$145,157	$134,774
Audit Related Fees	NONE	4,500
Tax Fees	10,575	8,575
All Other Fees	NONE	NONE
Total	$155,732	$147,849

Audit fees consist of fees for professional services rendered for the audit of the consolidated financial statements, review of financial statements included in quarterly reports included on Form 10-QSB, and services connected with statutory and regulatory filings or engagements including, in 2006, fees in connection with the 2006 registration statement filed on Form S-8. Audit related fees are principally for consultations on various accounting and reporting matters. Tax service fees consist of fees for tax return preparation for Bancorp.

The Audit Committee has established policies and procedures for the engagement of the independent auditor to provide non-audit services, including a requirement for approval in advance of all non-audit services to be provided by the independent auditor. To ensure that this does not restrict access to the independent accountant by management on matters where the advice and consultation of the independent auditor is sought by management and such advice or consultation, in the opinion of management, cannot practically be delayed pending preapproval by the audit committee, the committee authorizes management to use their judgment and retain the independent accountant for such matters and consider such services to be preapproved provided the estimated cost of such services does not exceed 5% of the annual fees paid to the independent accountant and such services are formally approved by the audit committee at its next meeting.

SHAREHOLDER NOMINATIONS AND PROPOSALS FOR 2008 ANNUAL MEETING

It is the policy of the Nominating Committee of the Board of Directors to consider director candidates who appear to be qualified to serve on Bancorp’s Board of Directors and who are recommended by shareholders, using the same general criteria and in the same manner as candidates recruited by the Nominating Committee or recommended by board members. The Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating Committee’s resources, the Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Shareholders entitled to vote for the election of directors at Bancorp’s next year’s Annual Meeting of Shareholders in 2008 (“2008 Annual Meeting”) may make nominations of individuals for election to the Board. Such nominations shall be made in writing and shall be delivered or mailed and received by the Corporate Secretary of Bancorp not less than 60 or more than 90 calendar days prior to Bancorp’s 2008 Annual Meeting, which is expected to be held on May 13, 2008.

Such written nominations shall contain the following information, to the extent known to the nominating shareholder: (1) the name, age, business and residence address of each proposed nominee; (2) the principal occupation or employment of each proposed nominee; (3) the total number of shares of Common Stock of Bancorp that are beneficially owned by each proposed nominee; (4) the name and address of the nominating shareholder; (5) the total number of shares of Common Stock of Bancorp owned by the nominating shareholder; (6) a representation that the shareholder is a holder of record of stock of Bancorp entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and (7) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholders. Nominations by beneficial owners of Bancorp Common Stock who are not record holders must be accompanied by evidence satisfactory to the Corporate Secretary of Bancorp showing that such nominating persons are entitled to act with respect to such shares. Nominations that are not made in accordance with these procedures may be disregarded by the Chairperson of the meeting, in his or her discretion, and upon his or her instructions, the vote tellers may disregard all votes cast for such nominee.

Any proposal intended to be presented by a shareholder at Bancorp’s 2008 Annual Meeting which is not a nomination to the Board must be presented to Bancorp in writing, and must be delivered to the Corporate Secretary of Bancorp not less than 60 nor more than 90 calendar days prior to Bancorp’s 2008 Annual Meeting, which is expected to be held on May 13, 2008. Such notice shall include: (1) a brief description of the business desired to be brought before the Bancorp’s 2008 Annual Meeting and the reasons for conducting such business at such meeting; (2) the name and address, as they appear on Bancorp’s records, of the shareholder proposing such business; (3) the number of shares of Common Stock which are beneficially owned by the shareholder; and (4) any material interest of the shareholder in such business. Such proposals must comply with SEC Rule 14a-8. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.

Bancorp must receive proposals that shareholders seek to include in the proxy statement for the 2008 Annual Meeting no later than December 21, 2007. If the 2008 Annual Meeting is held on a date more than 30 calendar days from May 13, 2008, a shareholder proposal must be received by a reasonable time before Bancorp begins to print and mail its proxy solicitation for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

  Pursuant to Rule 14a-4(c) of the Exchange Act, if a shareholder who intends to present a proposal at Bancorp’s 2008 Annual Meeting does not notify us of such proposal on or prior to February 22, 2008, then management proxies would be allowed to use their discretionary voting authority to vote on the proposal when the proposal is raised at the 2008 Annual Meeting, even though there is no discussion of the proposal in the 2008 proxy statement.

Nominations and proposals should be addressed to Rosemarie A. Romano, Corporate Secretary, Southern Connecticut Bancorp, Inc., 215 Church Street, New Haven, Connecticut 06510. It is suggested that such nominations and proposals be sent by Certified Mail-Return Receipt Requested.

OTHER MATTERS

As of the date of this Proxy Statement, the Board knows of no other matters to be voted upon at the 2007 Annual Meeting. Because Bancorp did not receive advance notice of any shareholder proposal in accordance with the time limit specified in Rule 14a-4(c) under the Exchange Act, it will have discretionary authority to vote on any shareholder proposal presented at the 2007 Annual Meeting. If any other matters properly come before the 2007 Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters.

ANNUAL REPORT ON FORM 10-KSB

BANCORP IS MAILING TO EACH PERSON ENTITLED TO VOTE AT THE 2007 ANNUAL MEETING A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB, FOR THE YEAR ENDED DECEMBER 31, 2006, INCLUDING THE FINANCIAL STATEMENTS, ALONG WITH THIS PROXY STATEMENT AND THE ENCLOSED PROXY, ON OR ABOUT MAY 14, 2007. UPON THE REQUEST OF ANY PERSON WHOSE PROXY IS BEING SOLICITED HEREBY, BANCORP WILL PROVIDE COPIES OF THE FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND EXHIBITS THERETO. SUCH REQUESTS MAY BE MADE BY CALLING US AT (203) 782-1100 OR BY WRITING TO US AT 215 CHURCH STREET, NEW HAVEN, CONNECTICUT 06510, ATTN.: ROSEMARIE A. ROMANO, CORPORATE SECRETARY. SHAREHOLDERS SHARING AN ADDRESS WHO ARE RECEIVING MULTIPLE COPIES OF BANCORP’S ANNUAL REPORT AND PROXY STATEMENT AND WHO WISH TO RECEIVE ONLY ONE COPY OF THESE MATERIALS AT THEIR ADDRESS CAN SO REQUEST BY CONTACTING US AT THE SAME TELEPHONE NUMBER AND ADDRESS.

By Order of the Board of Directors /s/ Joseph V. Ciaburri Joseph V. Ciaburri Chairman and Chief Executive Officer
New Haven, Connecticut
April 25, 2007

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY SOUTHERN CONNECTICUT BANCORP, INC.
			For	With- hold	For All Except
PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 12, 2007		1. Election of directors. Proposal to elect	[ ]	[ ]	[ ]
Joseph V. Ciaburri, (Class III), Elmer F. Laydon, (Class III), Alfred J. Ranieri, Jr., M.D., (Class III).

The undersigned hereby appoints Alphonse F. Spadaro, Jr. and Janette J. Parker as proxies for the undersigned with full powers of substitution to vote all shares of the Common Stock, par value $0.01 (the “Common Stock”), of Southern Connecticut Bancorp, Inc. (“Bancorp”) which the undersigned may be entitled to vote at the Annual Meeting of Shareholders (“2007 Annual Meeting”) of Bancorp to be held at The Quinnipiack Club, 221 Church Street, New Haven, Connecticut 06510, at 10:00 A.M., on June 12, 2007 or any adjournment thereof as follows:
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

In their discretion the proxies are authorized to vote upon such other business as may properly come before the 2007 Annual Meeting, or any adjournment thereof.

The undersigned acknowledges receipt of the Notice of the 2007 Annual Meeting, the Proxy Statement and Bancorp’s annual report on Form 10-KSB.

		PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.		->	[ ]
Please be sure to sign and date this Proxy in the box below.	Date

Shareholder sign above	Co-holder (if any) sign above

^ Detach above card, sign, date and mail in postage paid envelope provided. ^

SOUTHERN CONNECTICUT BANCORP, INC.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES LISTED IN PROPOSAL 1.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, guardian or for a corporation, please give your full title as such. If shares are owned jointly, both owners should sign.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.
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